Exhibit 10.1

SHC DTRS, Inc.

77 West Wacker Drive, Suite 4600

Chicago, Illinois 60601

September 30, 2005

VIA E-MAIL

Strategic Hotel Capital, L.L.C.	Strategic Hotel Capital, L.L.C.
c/o Goldman, Sachs & Co.	c/o Prudential Investments
85 Broad Street	8 Campus Drive
New York, New York 10004	Parsippany, New Jersey 07054
Attn: Jonathan A. Langer	Attn: Rick Romano

Re:	Asset Management Agreement

To Whom It May Concern:

Reference is hereby made to that certain Asset Management Agreement dated June 29, 2004, together with all modifications thereto (the “Agreement”) by and between Strategic Hotel Capital, L.L.C., a Delaware limited liability company (the “Client”) and SHC DTRS, Inc., a Delaware corporation (the “Manager”) under which Client retains Manager to render certain services to Client with respect to Client’s indirect ownership interests in seven (7) hotel properties set forth on Exhibit A to the Agreement (the “Hotels”).

Notwithstanding anything to the contrary contained in Paragraph 5 of the Agreement, Client and Manager hereby acknowledge and agree that with regard to the disposition of the Essex House, or any other disposition of any of the Hotels which occurs prior to January 1, 2006 (the “2005 Dispositions”), for the sole purpose of determining the Asset Management Fee (as such term is described in the Agreement), and for no other purpose whatsoever, the 2005 Dispositions shall be deemed to have occurred on January 1, 2006. Any disposition of a Hotel which occurs on or after January 1, 2006, shall be treated in accordance with the provisions of Paragraph 5 of the Agreement.

If you have any questions regarding the enclosed, or if you need any further assistance, please contact Nancy Cochand at (312) 658-5018 or e-mail Nancy at ncochand@shci.com.

Very truly yours,
/s/ Janice J. Peterson
Janice J. Peterson
Vice President, Human Capital

Acknowledged And Agreed To

this 3rd day of October, 2005

STRATEGIC HOTEL CAPITAL, L.L.C., a Delaware limited liability company

By:	/s/ Jonathan Langer
Name:	Jonathan Langer
Title:	Manager